UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 1, 2004

Teda Travel Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2102, Chinachem Century Tower

178 Gloucester Road

Hong Kong  N/A

(Address of Principal Executive Office) (Zip Code)

(852) 2833 2186

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 4.     Changes in registrant’s certifying accountant

On April 23, 2004, the Registrant engaged Webb & Company, P.A. as the Registrant’s independent accountants to report on the Company’s consolidated balance sheet as of December 31, 2004 and the related consolidated statements of income, stockholders’ equity and cash flows for the year then ended. The decision to appoint Webb & Company, P.A. was approved by the Registrant’s Board of Directors.

The Registrant dismissed Harper & Pearson Company. (“Harper & Pearson”) as its auditors effective from April 22, 2004. Harper & Pearson served as the Registrant’s independent auditors for the Registrant’s former fiscal year ended June 30, 2003. Harper & Pearson’s report on the Registrant’s consolidated financial statements for the registrant’s fiscal year ended June 30, 2003 (the “Reports”) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s former fiscal year ended June 30, 2003 until Harper & Pearson’s dismissal, there were no disagreements with Harper & Pearson within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Harper & Pearson’s satisfaction, would have caused Harper & Pearson to make reference to the subject matter of the disagreements in connection with its reports.

During the Registrant’s former fiscal year ended June 30, 2003, until Harper & Pearson’s dismissal, there were no “reportable events” (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.

During the Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Webb & Company, P.A, neither the Registrant nor anyone on the Registrant’s behalf consulted with Webb &

Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event.”

The Registrant has requested Harper & Pearson to review the disclosure contained herein and has provided Harper & Pearson the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of Harper & Pearson’s views, or the respects in which Harper & Pearson does not agree with the statements contained herein. Harper & Pearson has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a) (3) of Regulation S-B. A copy of such letter is filed as an Exhibit to this Current Report on Form 8-K.

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter From Harper & Pearson Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TEDA TRAVEL GROUP INCORPORATED

Date: May 1, 2004	By:	/s/ GODFREY CHIN TONG HUI
Godfrey Chin tong Hui Its: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
16.1	Letter From Harper & Pearson Company